SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Pulaski Financial Corp.

(Name of Registrant as Specified in its Charter)

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[PULASKI FINANCIAL LETTERHEAD]

December 30, 2005

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Pulaski Financial Corp. The meeting will be held at the St. Louis Art Museum, 1 Fine Arts Drive, Forest Park, St. Louis, Missouri (rear entrance) on Thursday, January 26, 2006 at 2:00 p.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of KPMG LLP, the Company’s independent auditors, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote via the Internet, by telephone or by completing and mailing the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously voted.

We look forward to seeing you at the meeting.

Sincerely,

/s/ William A. Donius

William A. Donius
Chairman of the Board and Chief Executive Officer

Pulaski Financial Corp.

12300 Olive Boulevard

St. Louis, Missouri 63141

(314) 878-2210

Notice of Annual Meeting of Stockholders

On Thursday, January 26, 2006, Pulaski Financial Corp. (the “Company”) will hold its annual meeting of stockholders at the St. Louis Art Museum, 1 Fine Arts Drive, Forest Park, St. Louis, Missouri (rear entrance). The meeting will begin at 2:00 p.m., local time. At the meeting, stockholders will consider and act on the following:

1.	The election of two directors to serve for a term of three years;

2.	The approval of the Pulaski Financial Corp. 2006 Long-Term Incentive Plan;

3.	The ratification of the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending September 30, 2006; and

4.	Such other business that may properly come before the meeting.

NOTE: The Board of Directors is not aware of any other business to come before the meeting.

Stockholders of record as of the close of business on December 5, 2005 are entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting.

Please vote either via the Internet, by telephone or by completing and signing the enclosed form of proxy and mailing it promptly in the enclosed envelope. Your proxy will not be used if you attend the meeting and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Christine A. Munro

Christine A. Munro
Corporate Secretary

St. Louis, Missouri

December 30, 2005

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

PULASKI FINANCIAL CORP.

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pulaski Financial Corp. (“Pulaski Financial” or the “Company”) to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Pulaski Bank. The annual meeting will be held at the St. Louis Art Museum, 1 Fine Arts Drive, Forest Park, St. Louis, Missouri (rear entrance) on Thursday, January 26, 2006 at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about December 30, 2005.

Voting And Proxy Procedure

Who Can Vote at the Meeting

You are entitled to vote your Pulaski Financial common stock if the records of the Company show that you held your shares as of the close of business on December 5, 2005. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank or nominee. As the beneficial owner, you have the right to direct your broker on how to vote your shares. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing it on how to vote your shares.

As of the close of business on December 5, 2005, 8,448,164 shares of Pulaski Financial common stock were outstanding. Each share of common stock has one vote. The Company’s Articles of Incorporation provide that record owners of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote in respect of the shares held in excess of that 10% limit.

Attending the Meeting

If you are a stockholder as of the close of business on December 5, 2005, you may attend the meeting. However, if you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank, broker or other nominee are examples of proof of ownership. If you want to vote your shares of Pulaski Financial common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote, constituting a quorum, is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

In voting on the election of directors, you may vote in favor of both nominees, withhold votes as to both nominees or withhold votes as to either nominee. There is no cumulative voting for the election of directors. Directors must be elected by an affirmative vote of a majority of the shares present in person or by proxy at the annual meeting. Votes that are withheld will have the same effect as a negative vote, while broker non-votes will have no effect on the outcome of the election.

In voting to approve the Pulaski Financial Corp. 2006 Long-Term Incentive Plan and to ratify the appointment of KPMG LLP as independent auditors, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, these matters require the affirmative vote of a majority of the votes present in person or by proxy at the annual meeting. Abstentions will have the same effect as a negative vote, while broker non-votes will have no effect on the voting.

Voting by Proxy

This proxy statement is being sent to you by the Board of Directors of Pulaski Financial to request that you allow your shares of Pulaski Financial common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Pulaski Financial common stock represented at the meeting by properly executed, dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends that you vote “FOR” each of the nominees for director, “FOR” approval of the Pulaski Financial Corp. 2006 Long-Term Incentive Plan and “FOR” ratification of the appointment of KPMG LLP as the Company’s independent auditors.

If any matter not described in this proxy statement is properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your Pulaski Financial common stock may also be voted by the persons named in the proxy card on the new meeting date, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the meeting, regardless of whether you submitted your original proxy by mail, the Internet or telephone. To revoke your proxy, you must either advise the secretary of the Company in writing before your Pulaski Financial common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

If your Pulaski Financial common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker, bank or other nominee, you must contact your broker, bank or other nominee.

Instead of voting by mailing a proxy card, registered stockholders can vote their shares of Company common stock via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet or telephone voting are set forth on the enclosed proxy card. The deadline for voting by telephone or via the Internet is 3:00 a.m., Eastern time, on January 26, 2006.

Participants in Pulaski Bank’s ESOP or 401(k) Plan

If you participate in the Pulaski Bank Employee Stock Ownership Plan (the “ESOP”) or if you hold Pulaski Financial common stock through the Pulaski Bank Employees’ Savings & Profit Sharing

Plan (the “401(k) Plan”), you will receive a vote authorization form for each plan that will reflect all of the shares that you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustee in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of its fiduciary duties. Under the terms of the 401(k) Plan, you are entitled to direct the trustee how to vote the shares of Pulaski Financial common stock credited to your account in the 401(k) Plan. The trustee will vote all shares for which it does not receive timely instructions from participants in the same proportion as the instructions the trustee receives from participants. The deadline for returning your voting instructions to each plan’s trustee is January 16, 2006.

Corporate Governance

General

The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company’s operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Code of Business Conduct

The Company has adopted a Code of Business Conduct that is designed to ensure that the Company’s directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Business Conduct requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. Under the terms of the Code of Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Business Conduct.

As a mechanism to encourage compliance with the Code of Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code of Business Conduct.

Meetings and Committees of the Board of Directors

The Company and Pulaski Bank conduct business through meetings of their Boards of Directors and their committees. During the year ended September 30, 2005, the Board of Directors of the Company met 11 times and the Board of Directors of Pulaski Bank met 11 times. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which such director served. The Company has standing Audit, Compensation and Nominating and Corporate Governance Committees.

The Audit Committee, currently consisting of Messrs. Britt, Ebel (Chairman), Felman and Reeves, is responsible for providing oversight over Pulaski Financial’s financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit function, annual independent audit and the compliance and ethics programs established by management and the Board. The Audit Committee selects the outside auditors and meets with them to discuss the results of the annual audit and any related matters. Each member of the Audit Committee is independent in accordance with the listing standards of the Nasdaq Stock Market. The Board of Directors has determined that Mr. Ebel is an “audit committee financial expert.” This committee met 13 times during the year ended September 30, 2005. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Audit Committee Report.”

The Compensation Committee, currently consisting of Messrs. Britt, Ebel, Reeves (Chairman) and Wielansky, is responsible for human resources policies, salaries and benefits, incentive compensation, executive development and management succession planning. Each member of the Compensation Committee is independent in accordance with the listing standards of the Nasdaq Stock Market. This committee met twice during the year ended September 30, 2005. The report of the Compensation Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Compensation Committee Report on Executive Compensation.”

The Nominating and Corporate Governance Committee, currently consisting of Messrs. Corrigan, Ebel, Felman (Chairman) and Reeves, is responsible for identifying individuals qualified to become Board members, recommending a group of nominees for election as directors at each annual meeting of stockholders, and ensuring that the Board and its committees have the benefit of qualified and experienced independent directors. The Committee is also charged with developing a set of corporate governance polices and procedures. Each member of the Nominating and Corporate Governance Committee is independent in accordance with the listing standards of the Nasdaq Stock Market. This committee met six times during the year ended September 30, 2005. The procedures of the Nominating and Corporate Governance Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See “Nominating and Corporate Governance Committee Procedures.”

Each of the committees listed above operates under a written charter that governs its composition, responsibilities and operations. Each of the charters for the committees listed above is available in the Corporate Governance portion of the Shareholder Information section of the Company’s website (www.pulaskibankstl.com).

Attendance at the Annual Meeting

The Board of Directors encourages directors to attend the annual meeting of stockholders. All directors attended the 2005 annual meeting of stockholders.

Directors’ Compensation

Directors’ Fees. Non-employee directors of Pulaski Financial receive a fee of $1,050 per month and $225 for each board meeting attended. Non-employee directors of Pulaski Financial also receive $425 for each audit committee meeting attended and $225 for each other committee meeting attended. The audit committee chairperson receives a quarterly retainer of $750, while each other committee chairperson receives a $250 quarterly retainer. Each of the directors of Pulaski Financial also serves as a director of Pulaski Service Corporation, the wholly-owned subsidiary of Pulaski Bank. In this capacity, they receive $200 for each Pulaski Service Corporation meeting attended. No separate fees are paid for service on Pulaski Bank’s Board of Directors.

Option Grants. On January 27, 2005, Mr. Wielansky received stock options to acquire 15,000 shares of common stock at an exercise price of $13.00, the fair market value of the common stock on the date of grant, after giving effect to the 3-for-2 stock split paid on July 19, 2005. Mr. Wielansky’s options vest in five equal annual installments commencing on January 27, 2006.

Stock Ownership

The following table provides information as of December 5, 2005 with respect to persons known to the Company to be the beneficial owner of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding
Leon A. Felman 25 West Brentmoor Park Clayton, Missouri 63105	622,846	(1)	7.37%

Pulaski Bank Employee Stock Ownership Plan 12300 Olive Boulevard St. Louis, Missouri 63141	616,344	(2)	7.30%

William A. Donius Chairman and Chief Executive Officer Pulaski Financial Corp. 12300 Olive Boulevard St. Louis, Missouri 63141	505,016	(1)	5.98%

(1)	See table on following page for additional information regarding Messrs. Donius’ and Felman’s beneficial ownership of Company common stock.

(2)	Includes 28,491 shares that have not been allocated to participants’ accounts. Under the terms of the ESOP, the ESOP trustee will vote unallocated shares and allocated shares for which no voting instructions are received in the same proportion as shares for which the ESOP trustee has received voting instructions from participants, subject to the exercise of its fiduciary duties.

The following table provides information about the shares of Pulaski Financial common stock that may be considered to be owned by each director or nominee for director of the Company, by those officers of the Company named in the Summary Compensation Table on page 12 and by all directors, nominees for director and executive officers of the Company as a group as of December 5, 2005. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

Name	Number of Shares Owned (excluding options) (1)		Number of Shares That May be Acquired Within 60 Days by Exercising Options	Percent of Common Stock Outstanding (2)
E. Douglas Britt	137,019		—	1.62%
William M. Corrigan, Jr.	7,302		5,195	*
William A. Donius	371,667	(3)	133,349	5.98%
Robert A. Ebel	229,449		—	2.72%
Leon A. Felman	619,846	(4)	3,000	7.37%
Ramsey K. Hamadi	49,918		59,348	1.29%
Timothy K. Reeves	7,110	(5)	20,949	*
Christopher K. Reichert	135,810	(6)	48,456	2.18%
Lee S. Wielansky	15,000		3,000	*
All Directors, Nominees and Executive Officers as a group (9 persons)	1,573,121		273,297	21.86%

*	Less than 1% of the shares outstanding

(1)	Includes shares allocated to the account of the individuals under the Pulaski Bank Employee Stock Ownership Plan, with respect to each the individual has voting but not investment power as follows: Mr. Donius—31,184 shares; Mr. Hamadi—5,184 shares; and Mr. Reichert—13,605 shares.

(2)	Based on 8,448,164 shares of Company common stock outstanding and entitled to vote as of December 5, 2005 plus, for each person, the number of shares that such person may acquire within 60 days by exercising stock options.

(3)	Includes 7,500 shares held jointly with Mr. Donius’ mother.

(4)	Includes 2,250 shares held by Mr. Felman’s spouse’s individual retirement account and 2,250 shares held by Mr. Felman’s daughter’s individual retirement account.

(5)	Includes 147 shares held in a custodian account for each of Mr. Reeves’ two daughters under which Mr. Reeves’ spouse has voting and investment power and 6,816 shares held in trust.

(6)	Includes 7,818 shares of unvested restricted stock held in trust as part of the Pulaski Financial Corp. 2000 Stock-Based Incentive Plan with respect to which Mr. Reichert has voting but not investment power.

Proposal 1 — Election of Directors

The Company’s Board of Directors consists of eight members. All of the current directors are independent under the current listing standards of the Nasdaq Stock Market, Inc., except for Messrs. William A. Donius and Christopher K. Reichert, who are employees of Pulaski Financial and Pulaski Bank. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. E. Douglas Britt will retire from the Board of Directors, effective as of the annual meeting date. The Board will then reduce the size of the Board to seven members. Two directors will be elected at the annual meeting to serve for a three-year term or until their respective successors have been elected and qualified. The nominees for election to that class are Timothy K. Reeves and Lee S. Wielansky.

It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If either nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why either nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of both of the nominees.

Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each nominee’s biography is as of September 30, 2005. There are no family relationships among the directors or executive officers. The indicated period for service as a director includes service as a director of Pulaski Bank.

Nominees for Election of Directors

The following nominees are standing for election for terms ending in 2009:

Timothy K. Reeves is the president and owner of Keenan Properties, Inc., a commercial real estate brokerage and development firm. Age 46. Director since 2002.

Lee S. Wielansky has served as Chairman and Chief Executive Officer of Midland Development Group, Inc., a commercial real estate development company, with locations in St. Louis, Missouri and Jacksonville, Florida, since March 2003. Before working with Midland, Mr. Wielansky served as President and Chief Executive Officer of JDN Development Company, Inc., a subsidiary of a real estate investment trust engaged in the development of retail shopping centers, from November 2000 until its acquisition in March 2003. Mr. Wielansky is also a director of Acadia Realty, a real estate investment trust listed on the New York Stock Exchange. Age 54. Director since 2005.

Directors Continuing in Office

The following directors have terms ending in 2007:

William M. Corrigan, Jr. is a partner in the law firm of Armstrong Teasdale L.L.P. located in St. Louis, Missouri. Age 46. Director since 2003.

Christopher K. Reichert joined Pulaski Bank in November 1999 as Senior Vice President of Lending before being named Executive Vice President in January 2001. Age 41. Director since 2004.

The following directors have terms ending in 2008:

William A. Donius has served as President and Chief Executive Officer of Pulaski Bank since December 1, 1997. Mr. Donius is also Chairman of the Board of Directors of the Company and Pulaski Bank. Age 47. Director since 1997.

Robert A. Ebel has served as Chairman of the Board of Universal Printing Co., a commercial printer in St. Louis, Missouri, since 1986. Mr. Ebel also was Chief Executive Officer of Universal Printing Co. from 1986 to 1995. Age 74. Director since 1979.

Leon A. Felman serves as managing partner of Felman Family Partnership, LP, which invests in the securities of banks, thrifts and real estate investment trusts. Mr. Felman is also a director of Dynex Capital, Inc., which is listed on the New York Stock Exchange. Age 70. Director since 2004.

Proposal 2 – Approval of the Pulaski Financial Corp.

2006 Long-Term Incentive Plan

On December 21, 2005, the Board of Directors adopted, subject to stockholder approval at the annual meeting, the Pulaski Financial Corp. 2006 Long-Term Incentive Plan. The 2006 Plan will become effective as of the date it is approved by the Company’s stockholders.

The Board has determined that the ability to provide key personnel with equity-based compensation is an important element of the Company’s overall compensation strategy and that equity-based compensation will allow the Company to attract and retain key personnel. As of December 5, 2005, only 32,144 shares remain available for the grant of options to officers and employees under the Company’s stock option plans. Accordingly, the Board has reserved 500,000 shares of common stock for issuance upon the grant or exercise of awards pursuant to the plan. The Board believes that the additional shares authorized by the 2006 Plan are needed to ensure the continued availability of equity-based compensation and that the 2006 Plan will enhance the effectiveness of the Company’s equity compensation program by authorizing awards of stock options and restricted stock and the use of other stock-based compensation techniques.

A summary of the 2006 Plan is set forth below. This summary is qualified in its entirety by the full text of the plan, which is attached to this Proxy Statement as Appendix A.

Summary of the Plan

Purpose. The purpose of the plan is to promote the Company’s success by linking the personal interests of its employees, officers, and directors to those of the Company’s stockholders, and by providing participants with an incentive for outstanding performance.

Administration. The plan will be administered by the Compensation Committee of the Board of Directors (the “Committee”). The Committee will have the authority to: designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations it deems advisable to administer the plan; and make all other decisions and determinations that may be required under the plan.

Permissible Awards. The plan authorizes the granting of awards in any of the following forms:

•	options to purchase shares of common stock, which may be non-statutory stock options or incentive stock options under the Internal Revenue Code of 1986, as amended (the “Code”);

•	restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Committee;

•	other stock-based awards in the discretion of the Committee, which awards may be in the form of either full value or appreciation right awards.

Shares Available for Awards. Subject to adjustment as provided in the plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the plan is 500,000. Except for shares retained or surrendered to satisfy tax withholding obligations, only shares actually issued under the plan count against the total number of shares available under the plan.

Limitations on Awards. The maximum number of shares of common stock that may be covered by options (or other appreciation right awards) granted under the plan to any one person during any one calendar year is 100,000. The maximum fair market value (measured as of the grant date) of common stock that may be granted under the plan in the form of restricted stock (or other full-value) awards under the plan to any one person during any one calendar year is $1,000,000.

Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or (except in the case of an incentive stock option) pursuant to a qualified domestic relations order; provided, however, that the Committee may permit other transfers where it concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

Acceleration Upon Certain Events. Unless otherwise provided in an award certificate, if a participant’s service terminates by reason of death, disability or retirement, all of such participant’s outstanding options and other awards in the nature of rights that may be exercised will become fully vested and exercisable and all time-based vesting restrictions on his or her outstanding awards will lapse. Any options accelerated upon a participant’s retirement will remain exercisable until the earlier of the original expiration date of the award or two years from the participant’s retirement date. In addition, the Committee has discretion to accelerate awards for any other reason. The Committee may discriminate among participants and among awards in exercising this discretion.

Effect of a Change in Control. In the event of a change in control of the Company (as defined in the plan), the plan provides that all outstanding options or similar rights will become immediately exercisable and that all time-based restrictions on restricted stock or similar awards will immediately lapse. The plan further provides that, in connection with a change in control, the Committee may authorize the cancellation of all awards and the payout of the value of such awards in an amount based upon the value of the consideration to be received by stockholders in connection with the change in control event. However, the Committee is not required to authorize a cash payout if, in connection with the change in control, the outstanding awards are replaced with comparable awards that have substantially equivalent value and otherwise preserve the rights of participants under the plan and their existing award certificates.

Adjustments. In the event of a stock split, a dividend payable in shares of common stock, or a combination or consolidation of the common stock into a lesser number of shares, the share authorization limits under the plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price for such award. If the Company is involved in another corporate transaction or event that affects the common stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the plan will be adjusted proportionately, and the Committee may adjust the plan and outstanding awards to preserve the benefits or potential benefits of the awards.

Termination and Amendment

The Board of Directors may, at any time and from time to time, terminate or amend the plan, but if an amendment to the plan would materially increase the number of shares of stock issuable under the plan, expand the types of awards provided under the plan, materially expand the class of participants eligible to participate in the plan, materially extend the term of the plan or otherwise constitute a material amendment requiring stockholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to stockholder approval. In addition, the Board of Directors may condition any amendment on the approval of the Company’s stockholders for any other reason. No termination or amendment of the plan may adversely affect any award previously granted under the plan without the written consent of the participant.

The Committee may amend or terminate outstanding awards; however, such amendments may require the consent of the participant and, unless approved by the Company’s stockholders or otherwise permitted by the anti-dilution provisions of the plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Prohibition on Repricing

Under the plan, outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company’s stockholders. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s stockholders.

Certain Federal Tax Effects

Nonstatutory Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonstatutory stock option under the plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction, subject to any applicable limitations under Code Section 162(m). Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to the Company upon the grant of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted or one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Restricted Stock. Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture. When all applicable restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income equal to the fair market value of the stock on the grant date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock realized by the participant will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Benefits to Named Executive Officers and Others

As of December 30, 2005, no awards had been granted under the plan. All awards under the plan will be made at the discretion of the Committee or under delegated authority. Therefore, it is not presently possible to determine the benefits or amounts that will be received by any individuals or groups pursuant to the plan in the future, or the benefits or amounts that would have been received by any individuals or groups for the last completed fiscal year if the plan had been in effect.

Recommendation of the Board; Approval

The Board has approved and determined the advisability of the Pulaski Financial Corp. 2006 Long-Term Incentive Plan and believes that it is fair to, and in the best interests of, the Company and its stockholders. The Board recommends that stockholders vote “FOR” Proposal 2.

Proposal 3 – Ratification of Independent Auditors

The Audit Committee of the Board of Directors has appointed KPMG LLP to be the Company’s independent auditors for the 2006 fiscal year, subject to ratification by stockholders. A representative of KPMG LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the auditors is not accepted by a majority of the votes present in person or by proxy at the annual meeting, other independent auditors will be considered by the Audit Committee of the Board of Directors. The Board of Directors recommends a vote “FOR” the ratification of the appointment of auditors.

Audit and Non-Audit Fees

The following table sets forth the fees billed to the Company for the fiscal years ending September 30, 2005 and 2004.

	2005	2004
Audit Fees	$268,450	$89,000
Audit Related Fees (1)	24,000	36,500
Tax Fees (2)	31,185	59,945
All Other Fees	—	—

(1)	Consists of employee benefit plan audits and consultation.

(2)	Consists of tax filing and tax related compliance and other advisory services.

The Audit Committee believes that the provision of non-audit services by KPMG LLP are compatible with maintaining KPMG LLP’s independence.

Approval of Services by the Independent Auditor

The Audit Committee has adopted a policy for approval of audit and permitted non-audit services by the Company’s independent auditor. The Audit Committee will consider annually and approve the provision of audit services by its external auditor and consider and, if appropriate, approve the provision of certain defined audit and non-audit services. The Audit Committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements.

Any proposed specific engagement may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member or members to whom such authority is delegated must report any specific approval of services at its next regular meeting. The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its independent auditor.

During the year ended September 30, 2005, 100% of the Audit Related Fees, Tax Fees and All Other Fees set forth above were approved by the Audit Committee.

Executive Compensation

Summary Compensation Table

The following information is furnished for the executive officers who received salary and bonus of $100,000 or more during the year ended September 30, 2005. The table does not include certain additional benefits, the aggregate amounts of which do not exceed 10% of salary and bonus for the named executive officers.

Long-Term Compensation Awards
	Annual Compensation			Restricted Stock Awards ($)		Securities Underlying Options/SARs (#)	All Other Compensation (1)
Name and Position	Fiscal Year	Salary	Bonus
William A. Donius Chief Executive Officer and Chairman of the Board	2005 2004 2003	$295,481 247,308 225,017	$255,000 120,000 240,000	$	— — —	— — —	$36,433 30,153 32,895

Christopher K. Reichert Executive Vice President	2005 2004 2003	$223,285 184,615 161,923	$160,000 75,000 150,000	$	— — —	— — —	$26,205 27,869 31,100

Ramsey K. Hamadi Chief Financial Officer	2005 2004 2003	$138,784 117,192 106,654	$90,000 25,000 50,000	$	— — —	— — —	$18,620 23,408 17,924

(1)	Amounts for 2005 include ESOP allocations with a market value of $30,771, $23,391 and $15,850 for Messrs. Donius, Reichert and Hamadi, respectively, and employer contributions to the Company’s 401(k) plan of $5,662, $2,815 and $2,770 for Messrs. Donius, Reichert and Hamadi, respectively.

Employment Agreements

The Company and Pulaski Bank each currently maintain a three-year employment agreement with Mr. Donius. The term of the Company employment agreement is extended daily unless written notice of non-renewal is given by the Board of Directors. The term of the Pulaski Bank employment agreement is renewable annually. The employment agreements provide for a base salary and, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel.

The employment agreements provide for termination by the Company and Pulaski Bank for cause, as defined in the employment agreements, at any time. If the Company or Pulaski Bank chooses to terminate Mr. Donius’ employment for reasons other than for cause, or if Mr. Donius resigns from the Company or Pulaski Bank after specified circumstances that would constitute constructive termination, Mr. Donius or, if he dies, his beneficiary, would be entitled to receive an amount equal to the remaining base salary payments due to him for the remaining term of the employment agreement and the contributions that would have been made on his behalf to any employee benefit plans of the Company and Pulaski Bank during the remaining term of the employment agreement. The Company and Pulaski Bank would also continue and/or pay for Mr. Donius’ life, health, medical, dental and disability coverage for the remaining term of the employment agreement. Upon Mr. Donius’ termination for reasons other than a change in control, Mr. Donius must comply with a one year non-competition agreement.

Under the employment agreements, if voluntary or involuntary termination follows a change in control of the Company or Pulaski Bank, Mr. Donius or, if he dies, his beneficiary, would be entitled to a severance payment equal to three times the average of the three (or five in the case of the Bank employment agreement) preceding taxable years’ annual compensation. The Company and Pulaski Bank would also continue Mr. Donius’ life, health, and disability coverage for thirty-six months. Even though both the Company and Pulaski Bank employment agreements provide for a severance payment if a change in control occurs, Mr. Donius would not receive duplicative payments or benefits under the agreements. Under the Company employment agreement, Mr. Donius would also be entitled to receive an additional tax indemnification payment if payments under the employment agreements or other payments triggered liability under the Internal Revenue Code as an excise tax on payments constituting “excess parachute payments.” Under applicable law, the excise tax is triggered by the executive’s receipt of payments that are contingent on a change in control that equal or exceed three times the executive’s average annual compensation over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of one times the executive’s average compensation over the preceding five-year period. The indemnification payment provides the executive with a net amount sufficient to pay the excise tax.

Fiscal Year-End Option Values

The following table provides certain information regarding the exercise of options during the past fiscal year and certain information with respect to the number of shares of Pulaski Financial common stock represented by outstanding options held by the named executive officers as of September 30, 2005, after giving effect to the 3-for-2 stock split paid on July 19, 2005.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($) (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
William A. Donius	100,212	$852,288	120,224	13,125	$1,803,360	$159,469
Christopher K. Reichert	31,848	302,763	35,331	13,125	518,039	159,469
Ramsey K. Hamadi	20,153	213,354	51,473	19,875	660,394	256,562

(1)	Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on September 30, 2005, less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

Compensation Committee Report on Executive Compensation

Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information regarding the compensation and benefits provided to the Chief Executive Officer and other executive officers of the Company and Pulaski Bank for the year ended September 30, 2005. Recommendations regarding all components of compensation paid to executive officers of the Company and Pulaski Bank are made by the Compensation Committee of the Company’s Board of Directors and are approved by the Company’s Board of Directors.

Compensation Policies and Procedures. The Compensation Committee reviews management’s recommendations for compensation and benefits for officers and employees, including officers and employees of Pulaski Bank. The Compensation Committee recommends to the full Board of Directors an amount and composition of executive compensation to be paid to the executive officers, including the Chief Executive Officer. The Board of Directors reviews and considers such compensation recommendations.

Management is faced continually with competitive and economic challenges. The Compensation Committee believes that, if the Company is to be successful, its compensation programs must be structured to attract and retain the highest quality employees available. The Company’s executive compensation programs are intended to provide incentives that will reward managers for achieving superior levels of performance, which strengthen the Company and enhance stockholder value.

The Compensation Committee annually reviews and evaluates base salary and bonuses for all executive officers, and in conducting such reviews places primary consideration upon the recommendations by the Chief Executive Officer, along with the rationale for such recommendations, with the exception of the compensation review of the Chief Executive Officer. The Chief Executive Officer does not participate in the Compensation Committee’s decision as to his compensation package.

To achieve the compensation objectives established by the Compensation Committee, the Company’s executive compensation program consists of two main elements, base salary and bonus. In addition, executive officers participate in other benefit plans available to all employees, including the Pulaski Bank Employee Stock Ownership Plan, the Company’s stock-based incentive plans and the Pulaski Bank 401(k) Plan, and may be selected to participate in supplemental benefit plans.

In establishing individual compensation levels, the Compensation Committee considers the Company’s overall strategic objectives and performance, the Company’s stock performance, peer group comparisons and individual performance. No formula is used to determine an executive’s salary. The Company’s overall performance and the achievement of financial and business objectives are considered. Increases in compensation are recommended based on strong individual performance in relationship to Company and individual goals.

Base Salaries. Salaries recommended by the Compensation Committee are intended to be consistent and competitive with the practices of comparable financial institutions and each executive’s level of responsibility. The Compensation Committee utilized peer comparison survey data it prepared. Adjustments were made this year: (1) to reflect the performance of the Company, the executive and any increased responsibilities assumed by the executive; and (2) based on the peer comparison surveys.

Bonus. Bonuses were paid on a subjective, discretionary basis at the end of the fiscal year based on the Company’s overall performance. Specific factors included: return on equity; return on assets; efficiency ratio; stock price performance; and earnings improvement over the prior year. In addition, performance against the Company’s strategic plan was measured. The Chief Executive Officer was invited to participate in the discussion about fiscal year bonuses for executives. He did not participate in any discussion related to his own bonus.

Chief Executive Officer Compensation. The compensation of the Chief Executive Officer during fiscal 2005 consisted of the same elements as for other senior executives, including salary and bonus. In reviewing base salary, the Committee consulted the America’s Community Banker Compensation Survey and the 2005 SNL Executive Compensation Review. Particular focus was placed on the level of compensation paid to chief executive officers of depository institutions and their holding companies of comparable size and performance characteristics. The Committee observed that Mr. Donius’ base compensation was commensurate with the survey information used for comparative purposes.

Mr. Donius was paid a discretionary cash bonus of $255,000 for fiscal 2005. In determining an appropriate 2005 bonus for Mr. Donius, the Committee considered his leadership of the Company and the continued success of the Company as demonstrated by, among other things, the Company’s ranking in the top fifth percentile among banks and thrifts based on total stockholder returns according to SNL Financial, improved stock performance, continued and sustained earnings growth, growth in demand deposits, strong loan growth and progress on the Company’s three-year strategic plan initiatives. In addition, the Committee reviewed the cash bonuses paid to chief executive officers of similar institutions. The Committee did not assign weights or rankings to any single performance factor but instead made subjective determinations based on a consideration of all the factors in the Company’s business performance. The Committee observed that after Mr. Donius’ base compensation was established, it was commensurate with the survey information used for comparative purposes.

Compensation Committee of the Company consisting of:

Timothy K. Reeves, Chairman

Robert A. Ebel

E. Douglas Britt

Lee S. Wielansky

Stock Performance Graph

The following graph compares the cumulative total stockholder return on the Company’s common stock with the cumulative total return on the Nasdaq Index (U.S. Companies) and with the SNL Midwest Thrift Index. Total return assumes the reinvestment of all dividends. The graph assumes $100 was invested at the close of business on September 30, 2000.

	9/30/00	9/30/01	9/30/02	9/30/03	9/30/04	9/30/05
Pulaski Financial Corp.	$100.00	$158.27	$190.21	$314.84	$428.88	$590.61
The Nasdaq Index (U.S. Companies)	100.00	40.92	32.12	49.20	52.50	59.95
SNL Midwest Thrift Index	100.00	128.15	148.00	210.54	238.35	248.39

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Pulaski Financial common stock during the fiscal year ended September 30, 2005, except for one late report filed by Mr. Hamadi with regard to a sale of common stock to satisfy tax obligations in connection with the vesting of restricted stock awards.

Transactions with Management

Loans and Extensions of Credit. The Sarbanes-Oxley Act generally prohibits loans by Pulaski Bank to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by Pulaski Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made under programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. Pulaski Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution’s capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

Other Transactions. Armstrong Teasdale L.L.P., of which Mr. Corrigan is a partner, performs legal services for Pulaski Bank. For fiscal 2005, the amount of such services did not exceed five percent of Armstrong Teasdale’s gross revenues for that firm’s last full fiscal year.

Audit Committee Report

The Audit Committee of the Board of Directors is responsible for developing and monitoring the Company’s audit program. Additionally, the Audit Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee also receives and reviews the reports and findings and other information presented to them by the Company’s officers regarding financial reporting and practices. The Audit Committee is comprised of four directors, each of whom is independent under the Nasdaq Stock Market listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors.

The Audit Committee reviewed and discussed the annual financial statements with management and the independent auditors. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the auditors concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the auditors the contents of such materials, the auditors’ independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended September 30, 2005 for filing with the Securities and Exchange Commission.

The Audit Committee’s responsibility is to monitor and review the Company’s financial reporting process, including its system of internal controls and the preparation of consolidated financial statements. It is not the duty or the responsibility of the Audit Committee to conduct auditing or accounting reviews. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent accountants are in fact “independent.”

Audit Committee of the Company consisting of:

Robert A. Ebel, Chairman

E. Douglas Britt

Leon A. Felman

Timothy K. Reeves

Nominating and Corporate Governance Committee Procedures

General

It is the policy of the Nominating and Corporate Governance Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders

To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	The name and address of the stockholder making the recommendation, as they appear on the Company’s books; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating and Corporate

Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Process for Identifying and Evaluating Nominees

The process that the Nominating and Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

Identification. For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as their knowledge of members of the communities served by Pulaski Bank. The Nominating and Corporate Governance Committee also will consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Nominating and Corporate Governance Committee has not previously used an independent search firm to identify nominees.

Evaluation. In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under selection criteria, which are discussed in more detail below. If such individual fulfills these criteria, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Minimum Qualifications

The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals not currently on the Board of Directors to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s bylaws, which include a stock ownership requirement. A candidate must also meet any qualification requirements set forth in any Board or committee governing documents.

If the candidate is deemed eligible for election to the Board of Directors, the Nominating and Corporate Governance Committee will then evaluate the prospective nominee to determine if they possess the following qualifications, qualities or skills:

•	contributions to the range of talent, skill and expertise appropriate for the Board;

•	financial, regulatory, accounting and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to understand financial statements;

•	familiarity with the Company’s market area and participation and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of the stockholders of the Company and the best interests of the institution;

•	the ability to devote sufficient time and energy to the performance of his or her duties;

•	independence under applicable Securities and Exchange Commission and listing definitions; and

•	current equity holdings in the Company.

The committee will also consider any other factors it deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance, length of Board service, experience, skills and contributions that the existing director brings to the Board, and independence.

Stockholder Proposals and Nominations

Proposals that stockholders seek to have included in the proxy statement for the Company’s next annual meeting must be received by the Company no later than September 1, 2006. If next year’s annual meeting is held on a date more than 30 calendar days from January 26, 2007, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, a stockholder must deliver written notice of such nominations and/or proposals to the Secretary not less than 60 nor more than 90 days before the date of the meeting; provided that if less than 70 days notice or prior public disclosure of the meeting is given or made to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders or such public disclosure was made.

Stockholder Communications

The Company encourages stockholder communications to the Board of Directors and/or individual directors. Stockholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Christine A. Munro, Corporate Secretary, Pulaski Financial Corp., 12300 Olive Boulevard, St. Louis, Missouri 63141. Communications regarding financial or accounting policies should be sent to the attention of the Chairman of the Audit Committee. All other communications should be sent to the attention of the Chairman of the Nominating and Corporate Governance Committee.

Miscellaneous

The Company will pay the cost of this proxy solicitation. In addition to the solicitation of proxies by mail, Morrow & Co., Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting. The Company will pay a fee of $6,000 for these services, in addition to the reimbursement of reasonable expenses not to exceed $1,500. Proxies may also be solicited by directors, officers and regular employees of the Company, either personally or by telephone. None of these persons will receive additional compensation for these activities. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company.

The Company’s Annual Report to Stockholders has been mailed to all persons who were stockholders as of the close of business on December 5, 2005. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the secretary of the Company or on the Company’s website (www.pulaskibankstl.com). The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

A copy of the Company’s Form 10-K for the fiscal year ended September 30, 2005 as filed with the Securities and Exchange Commission, will be furnished without charge to all persons who were stockholders as of the close of business on December 5, 2005 upon written request to Christine A. Munro, Corporate Secretary, Pulaski Financial Corp., 12300 Olive Boulevard, St. Louis, Missouri 63141.

Householding of Proxy Statements and Annual Reports

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report to that address. This practice, known as “householding,” is designed to reduce the Company’s printing and postage costs. Once you have received notice from your broker or the Company that they or it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report or proxy statement, please notify your broker or other holder of record if your shares are held in “street name” or the Company if you hold registered shares. You can notify the Company by contacting its transfer agent, Registrar and Transfer Company, either by phone at (800) 368-5948, by fax at (908) 497-2318, by e-mail at info@rtco.com or by mail at 10 Commerce Drive, Cranford, New Jersey 07016. If you are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting the same parties listed above.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Christine A. Munro
Christine A. Munro
Corporate Secretary

St. Louis, Missouri

December 30, 2005

Appendix A

Pulaski Financial Corp.

2006 Long-Term Incentive Plan

ARTICLE 1

PURPOSE

The purpose of the Pulaski Financial Corp. 2006 Long-Term Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Pulaski Financial Corp. (the “Company”), by linking the personal interests of employees, officers and directors of the Company or any Affiliate (as defined below) to those of the Company’s stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers and directors upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of equity incentive awards from time to time to selected employees, officers and directors of the Company and its Affiliates.

ARTICLE 2

DEFINITIONS

When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Article 2 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

“Affiliate” means an entity that directly or through one or more intermediaries controls, is controlled by, or is under common control with, the Company, as determined by the Committee.

“Award” means any Option, Restricted Stock Award, or Other Stock-Based Award granted to a Participant under the Plan.

“Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Award or series of Awards under the Plan.

“Board” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any one of the following events:

(1) Merger: The Company merges into or consolidates with another corporation, or merges another corporation into the Company, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation.

(2) Acquisition of Significant Share Ownership: A report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner(s) of 25% or more of a class of the Company’s voting securities, but this clause (2) shall not apply to beneficial ownership of Company voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding voting securities;

(3) Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s Board of Directors; provided, however, that for purposes of this clause (3), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(4) Sale of Assets: The Company sells to a third party all or substantially all of its assets.

“Change in Control Price” means the highest price per share of Shares offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board, the highest Fair Market Value of the common stock on any of the thirty (30) trading days immediately preceding the date on which a Change in Control occurs.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the committee of the Board described in Article 4.

“Company” means Pulaski Financial Corp., a Missouri corporation, or any successor corporation.

“Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option, “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable.

“Covered Employee” means a covered employee as defined in Code Section 162(m)(3).

“Disability” means any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean permanent and total disability as defined in Section 22(e)(3) of the Code.

“Effective Date” has the meaning assigned such term in Section 3.1.

“Eligible Participant” means an employee, officer, director or consultant of the Company or any Affiliate.

“Exchange” means any national securities exchange or automated quotation system on which the Stock may from time to time be listed, quoted or traded.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii)

if the Stock is not listed on an Exchange, Fair Market Value shall mean a price determined by the Committee in good faith on the basis of objective criteria.

“Grant Date” means the date an Award is made by the Committee.

“Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

“Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.

“Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

“Other Stock-Based Award” means a right granted to a Participant under Article 9 that relates to or is valued by reference to Stock.

“Participant” means a person who, as an employee, officer, director or consultant of the Company or any Affiliate, has been granted an Award under the Plan; provided that, in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Article 10.4 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

“Plan” means the Pulaski Financial Corp. 2006 Long-Term Incentive Plan, as amended from time to time.

“Restricted Stock Award” means Stock granted to a Participant under Article 8 that is subject to certain restrictions and to risk of forfeiture.

“Retirement” in the case of an employee means voluntary termination of employment with the Company or an Affiliate at or after age 60 with 15 years of service or as otherwise determined by the Committee in an Award Certificate. “Retirement” in the case of a non-employee director of the Company means retirement of the director in accordance with the provisions of the Company’s bylaws as in effect from time to time or the failure to be re-elected or re-nominated as a director.

“Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Article 11, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 11.

“Stock” means the common stock of the Company and such other securities as may be substituted for Stock pursuant to Article 11.

“1933 Act” means the Securities Act of 1933, as amended from time to time.

“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3

EFFECTIVE DATE; TERM OF PLAN

3.1 EFFECTIVE DATE. The Plan shall be effective as of the date it has been approved by both the Board and the stockholders of the Company (the “Effective Date”).

3.2 TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

ARTICLE 4

ADMINISTRATION

4.1 COMMITTEE. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and “outside directors” (within the meaning of Code Section 162(m) and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

4.2 ACTIONS AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan and any Award Certificate, and all decisions and determinations by the Committee with respect to the Plan, are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3 AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a)	Grant Awards;

(b)	Designate Participants;

(c)	Determine the type or types of Awards to be granted to each Participant;

(d)	Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(e)	Determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f)	Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award in accordance with Articles 10 and 11, based in each case on such considerations as the Committee in its sole discretion determines;

(g)	Prescribe the form of each Award Certificate, which need not be identical for each Participant;

(h)	Decide all other matters that must be determined in connection with an Award;

(i)	Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(j)	Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

(k)	Amend the Plan or any Award Certificate as provided herein.

Notwithstanding the foregoing, grants of Awards to Non-Employee Directors hereunder shall be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of Non-Employee Directors as in effect from time to time.

Notwithstanding the above, the Board may expressly delegate to a special committee consisting of one or more directors who are also officers of the Company some or all of the Committee’s authority under subsections (a) through (i) above, except that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date are reasonably anticipated to be become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

4.4 AWARD CERTIFICATES. Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1 NUMBER OF SHARES. Subject to adjustment as provided in Article 11, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 500,000.

5.2 SHARE COUNTING.

(a)	To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

(b)	If the exercise price of an Option is satisfied by delivering Shares to the Company (by either actual delivery or attestation), only the number of Shares issued in excess of the delivery or attestation shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

(c)	To the extent that the full number of Shares subject to an Option is not issued upon exercise of the Option for any reason (other than Shares used to satisfy an applicable tax withholding obligation), only the number of Shares issued and delivered upon exercise of the Option shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan. Nothing in this subsection shall imply that any particular type of cashless exercise of an Option is permitted under the Plan, that decision being reserved to the Committee or other provisions of the Plan.

5.3 STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4 LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 15.1), the maximum number of Shares with respect to which Options (or other appreciation-based Awards granted pursuant to Section 9) may be granted during any one calendar year under the Plan to any one Participant shall be 100,000. The maximum aggregate grant with respect to Awards of Restricted Stock (or other full-value Awards granted pursuant to Section 9) granted in any one calendar year to any one Participant shall be $1,000,000 in fair market value (measured as of the Grant Date).

ARTICLE 6

ELIGIBILITY

Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code.

ARTICLE 7

STOCK OPTIONS

7.1 GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)	Exercise Price. The exercise price of an Option shall not be less than the Fair Market Value as of the Grant Date.

(b)

Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d). The Committee shall also determine the conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the

Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date.

(c)	Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(d)	Exercise Term. In no event may any Option be exercisable for more than ten years from the Grant Date.

7.2 INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a)	Lapse of Option. Subject to any earlier termination provision contained in the Award Certificate, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Nonstatutory Stock Option:

(1)	The expiration date set forth in the Award Certificate.

(2)	The tenth anniversary of the Grant Date.

(3)	Three months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death.

(4)	One year after termination of the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5)	One year after the Participant’s death if the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Articles 10 or 11, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s beneficiary, determined in accordance with Section 10.4.

(b)	Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 (or any higher value as may be permitted under the Code).

(c)

Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair

Market Value per Share at the Grant Date and the Option expires no later than five years after the Grant Date.

(d)	Expiration of Authority to Grant Incentive Stock Options. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was approved by stockholders, or the termination of the Plan, if earlier.

(e)	Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(f)	Eligible Grantees. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or of an Affiliate.

ARTICLE 8

RESTRICTED STOCK

8.1 GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to the Award.

8.2 ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Certificate, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock.

8.3 FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Certificate that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

8.4 DELIVERY OF RESTRICTED STOCK. Shares of Restricted Stock may be delivered to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, in the form of a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear the appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. At the discretion of the Committee, Shares may also be held in trust pending delivery.

8.5 VOTING RIGHTS. Unless otherwise determined by the Committee at the time of grant, a Participant holding Restricted Stock shall be entitled to exercise full voting rights with respect to those Shares during the restriction period.

8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. During the restriction period, a Participant holding Restricted Stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares. Such dividends shall be paid to the Participant at times determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

ARTICLE 9

OTHER STOCK-BASED AWARDS

The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards in a manner consistent with other Awards of similar type under the Plan.

ARTICLE 10

GENERAL PROVISIONS APPLICABLE TO AWARDS

10.1 STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted under the Plan.

10.2 TERM OF AWARD. The term of each Award shall be for the period determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten years from its Grant Date (or, if Section 7.2(c) applies, five years from its Grant Date).

10.3 LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, state or federal tax or securities laws applicable to transferable Awards.

10.4 BENEFICIARIES. Notwithstanding Section 10.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time, provided the change or revocation is filed with the Committee.

10.5 STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any Exchange on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

10.6 ACCELERATION UPON DEATH, DISABILITY OR RETIREMENT. Except as otherwise provided in the Award Certificate, upon the Participant’s death or Disability during his or her Continuous Status as a Participant, or upon the Participant’s Retirement, all of such Participant’s outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate; provided, however, that in the case of acceleration upon the Participant’s Retirement, any Awards in the nature of rights that may be exercised shall remain exercisable until the earlier of (i) the original expiration of the Award, or (ii) the second anniversary of the Participant’s Retirement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(c), the excess Options shall be deemed to be Nonstatutory Stock Options.

10.7 ACCELERATION FOR ANY OTHER REASON. Regardless of whether an event has occurred as described in Section 10.6 above, the Committee may, in its sole discretion and at any time, determine that all or a portion of a Participant’s Options and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 10.7.

10.8 TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee in its discretion, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Nonstatutory Stock Options.

ARTICLE 11

CHANGES IN CAPITAL STRUCTURE; CHANGE IN CONTROL

11.1 CHANGES IN CAPITAL STRUCTURE. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Article 5 shall be adjusted proportionately, and the Committee may adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event of a subdivision of the outstanding stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding stock into a lesser number of Shares, the authorization limits under Article 5 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

11.2 ACCELERATED VESTING AND PAYMENT. Subject to the provisions of Section 11.3 or as otherwise provided in the Award Certificate, in the event of a Change in Control, unless otherwise specifically prohibited under law or by the rules and regulations of an Exchange:

(a)	Any and all Options granted hereunder shall become immediately exercisable; additionally, if a Participant’s employment or service is terminated for any reason within twelve (12) months of such Change in Control, the Participant shall have until the expiration of the term of the Option to exercise such Options;

(b)	Any time-based and other restrictions imposed on Restricted Stock shall lapse; and

(c)	The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change in Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change in Control Price within a reasonable time subsequent to the Change in Control.

11.3 ALTERNATIVE AWARDS. Notwithstanding Section 11.2, no cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an “Alternative Award”) by any successor as described in Section 13.16; provided that any such Alternative Award must:

(a)	Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change in Control;

(b)	Provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award;

(c)	Have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

(d)	Have terms and conditions which provide that, in the event the Participant’s employment is involuntarily terminated or constructively terminated, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

ARTICLE 12

AMENDMENT, MODIFICATION AND TERMINATION

12.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the number of Shares available under the Plan; (ii) expand the types of awards under the Plan; (iii) materially expand the class of participants eligible to participate in the Plan; (iv) materially extend the term of the Plan; or (v) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) to comply with the listing or other requirements of an Exchange, or (iii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

12.2 AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)	Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment or termination (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise price of such Award);

(b)	The original term of an Option may not be extended without the prior approval of the stockholders of the Company;

(c)	Except as otherwise provided in Article 11, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company; and

(d)	No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

ARTICLE 13

GENERAL PROVISIONS

13.1 NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

13.2 NO SHAREHOLDER RIGHTS. Except as otherwise provided in this Plan or an Award Certificate, no Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

13.3 WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Award. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee may establish.

13.4 NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

13.5 UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. The Plan is not intended to be subject to ERISA.

13.6 RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate, unless provided otherwise in such other plan.

13.7 EXPENSES. The Company and its Affiliates shall bear the expenses of administering the Plan.

13.8 TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

13.9 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

13.10 FRACTIONAL SHARES. No fractional Shares shall be issued under this Plan; the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

13.11 GOVERNMENT AND OTHER REGULATIONS.

(a)	Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)

Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

13.12 GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Missouri.

13.13 ADDITIONAL PROVISIONS. Each Award Certificate may contain such other terms and conditions as the Committee may determine; provided, however, that such other terms and conditions are not inconsistent with the provisions of the Plan.

13.14 INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him; provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.15 NO LIMITATIONS ON RIGHTS OF COMPANY. Subject to Section 13.16, the grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

13.16 SUCCESSORS. Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder, shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

[PULASKI FINANCIAL CORP. LOGO]

PULASKI FINANCIAL CORP.

PROXY CARD

ANNUAL MEETING OF STOCKHOLDERS

January 26, 2006

The undersigned hereby appoints E. Douglas Britt, William M. Corrigan, Jr., William A. Donius, Robert A. Ebel, Leon A. Felman, Timothy K. Reeves, Christopher K. Reichert and Lee S. Wielansky and each of them, with full power of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the annual meeting of stockholders to be held at the St. Louis Art Museum, 1 Fine Arts Drive, Forest Park, St. Louis, Missouri (rear entrance) on Thursday, January 26, 2006 at 2:00 p.m., local time, and at any and all adjournments thereof, as follows:

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR

VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

PULASKI FINANCIAL CORP. — ANNUAL MEETING OF STOCKHOLDERS, JANUARY 26, 2006

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Call toll free 1-866-580-7650 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

2.	Via the internet at https://www.proxyvotenow.com/pulb and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

	FOR	WITHHOLD ALL	FOR ALL EXCEPT
1. The election as director of the nominees listed below (except as marked to the contrary below).	☐	☐	☐

(01) Timothy K. Reeves (02) Lee S. Wielansky

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), MARK “FOR ALL EXCEPT” AND WRITE THAT NOMINEE(S) NAME ON THE LINE BELOW.

________________________________________________
	FOR	AGAINST	ABSTAIN
2. The approval of the Pulaski Financial Corp. 2006 Long-Term Incentive Plan.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
3. The ratification of KPMG LLP as independent auditors for the fiscal year ending September 30, 2006.	☐	☐	☐

Mark here for address change and note change	☐

THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. PRESENTLY, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

Should the undersigned be present and elect to vote in person at the meeting or at any adjournment thereof and after notification to the Secretary of the Company at the meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 2005 Annual Report to Stockholders.

Dated:                     ,

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, indicate your full title. If shares are held jointly, only one registered holder need sign.

*** IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET,

PLEASE READ THE INSTRUCTIONS BELOW ***

FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

INSTRUCTIONS FOR VOTING YOUR PROXY

Stockholders of record have three alternative ways of voting their proxies:

1.	By Mail (traditional method); or
2.	By Telephone (using a Touch-Tone Phone); or
3.	By Internet

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Please note all votes cast via the telephone or Internet must be cast prior to 3:00 a.m., January 26, 2006.

VOTE BY TELEPHONE	VOTE BY INTERNET
It’s fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-866-580-7650	It’s fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1.      Read the accompanying Proxy Statement and Proxy Card.

2.      Call the toll-free number 1-866-580-7650.

3.      Enter your 9 digit Number located on your Proxy Card below.

4.      Follow the recorded instructions.

Follow these four easy steps:

1.      Read the accompanying Proxy Statement and Proxy Card.

2.      Go to the Website https://www.proxyvotenow.com/pulb

3.      Enter your 9 digit Number located on your Proxy Card below.

4.      Follow the recorded instructions.

Your vote is important! Call 1-866-580-7650 anytime!	Your vote is important! Go to https://www.proxyvotenow.com/pulb

IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET OR BY MAIL, WILL BE THE VOTE COUNTED.

[Pulaski Bank Letterhead]

Dear ESOP Participant:

In connection with the Annual Meeting of Stockholders of Pulaski Financial Corp. (the “Company”) you may direct the voting of the shares of Pulaski Financial Corp. common stock (“Common Stock”) held by the Pulaski Bank Employee Stock Ownership Plan (the “ESOP”) Trust which are allocated to your account.

On behalf of the Board of Directors, I am forwarding to you a blue voting instruction card, provided for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc. (the “ESOP Trustee”). Also enclosed is a Proxy Statement for the Annual Meeting of Stockholders to be held on January 26, 2006. If you would like a copy of the Annual Report and have not received one, please contact Chris Munro.

As of the Record Date, December 5, 2005, the ESOP Trust held 616,344 shares of Common Stock, 587,853 shares of which have been allocated to participants’ accounts in the ESOP. These shares will be voted as directed by the participants, provided that participant instructions are received by the ESOP Trustee on or before January 16, 2006. The unallocated shares in the ESOP Trust and the allocated shares for which no timely instructions are received by the ESOP Trustee, will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee has received from participants regarding the shares of Common Stock allocated to their accounts, so long as such vote is in accordance with the Employee Retirement Income Security Act of 1974, as amended.

In order to direct the voting of shares of Common Stock allocated to your ESOP account, please complete and sign the enclosed blue voting instruction card and return it in the enclosed postage-paid envelope no later than January 16, 2006. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Pulaski Bank.

Sincerely,

/s/ William A. Donius

William A. Donius
Chairman of the Board and
Chief Executive Officer

VOTING INSTRUCTION CARD

I understand that First Bankers Trust Services, Inc., the Trustee, is the holder of record and trustee of all shares of Pulaski Financial Corp. (the “Company”) common stock allocated to me under the Pulaski Bank Employee Stock Ownership Plan. Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on January 26, 2006.

Accordingly, please vote my shares as follows:

1.	The election as director of the nominees listed below (except as marked to the contrary below).

Timothy K. Reeves Lee S. Wielansky

FOR	WITHHOLD ALL	ABSTAIN
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The approval of the Pulaski Financial Corp. 2006 Long-Term Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	The ratification of KPMG LLP as independent auditors for the fiscal year ending September 20, 2006.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE LISTED PROPOSALS.

The ESOP Trustee is hereby authorized to vote all shares allocated to my account in its trust capacity as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than January 16, 2006.

[Pulaski Bank Letterhead]

Dear 401(k) Plan Participant:

In connection with the Annual Meeting of Stockholders of Pulaski Financial Corp. (the “Company”) you may vote the shares of Company common stock (“Common Stock”) held in the Pulaski Financial Corp. Stock Fund (“Employer Stock Fund”) and credited to your account under the Pulaski Bank Employees’ Savings & Profit Sharing Plan Trust (“401(k) Plan”).

On behalf of the Board of Directors, I am forwarding to you a yellow voting instruction card, provided for the purpose of conveying your voting instructions to the Bank of New York, the trustee for the Employer Stock Fund (the “Employer Stock Fund Trustee”). Also enclosed is a Proxy Statement for the Annual Meeting of Stockholders to be held on January 26, 2006. If you would like a copy of the Annual Report and have not received one, please contact Chris Munro.

As a 401(k) Plan participant investing in the Employer Stock Fund you are entitled to direct the Employer Stock Fund Trustee as to the voting of Common Stock credited to your account as of December 5, 2005 (the record date for the meeting). The Employer Stock Fund Trustee will vote all shares of Common Stock for which it receives timely instructions as directed by participants. If a participant does not submit a voting instruction card or it is submitted to the trustee after January 16, 2006, these shares will be voted in a manner calculated to most accurately reflect the instructions the Employer Stock Fund Trustee receives from participants.

In order to direct the voting of your shares of Common Stock held in the Employer Stock Fund, please complete and sign the enclosed yellow voting instruction card and return it in the accompanying postage-paid envelope by January 16, 2006. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Pulaski Bank.

Sincerely,

/s/ William A. Donius

William A. Donius
Chairman of the Board and
Chief Executive Officer

VOTING INSTRUCTION CARD

I understand that Bank of New York is the holder of record and custodian of all shares of Pulaski Financial Corp. (the “Company”) common stock credited to me under the Pulaski Bank Employees’ Savings & Profit Sharing Plan Trust (the “401(k) Plan”). Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on January 26, 2006.

Accordingly, please vote my shares as follows:

1.	The election as director of the nominees listed below (except as marked to the contrary below).

Timothy K. Reeves Lee S. Wielansky

FOR	WITHHOLD ALL	ABSTAIN
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The approval of the Pulaski Financial Corp. 2006 Long-Term Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	The ratification of KPMG LLP as independent auditors for the fiscal year ending September 20, 2006.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE LISTED PROPOSALS.

The 401(k) Trustee is hereby authorized to vote all shares credited to my account as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than January 16, 2006.